Exhibit 99.1
FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

AppliedMicro Circuits Corporation	AppliedMicro Circuits Corporation
Bob Gargus	Kathy Ligon
Phone: (408) 542-8752	Phone: (408) 702-3127
E-Mail: bgargus@amcc.com	E-Mail: kligon@amcc.com
Thursday, April 30, 2009
Company Press Release
APPLIEDMICRO CIRCUITS CORPORATION REPORTS
FOURTH QUARTER FISCAL 2009 FINANCIAL RESULTS
SUNNYVALE, Calif., —April 30, 2009—AppliedMicro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the fourth quarter of fiscal 2009 ending March 31st, 2009.
•	Q4 net revenues from continuing operations were $41.0 million down 30% year over year and 14% sequentially. Q4 revenues from the discontinued storage business were $4.5 million and down 65% year over year and 54% sequentially.

•	Q4 and fiscal 2009 GAAP net loss was $(27.4) million and $(309.3) million or $(0.42) and $(4.74) per share, respectively. Q4 and fiscal 2009 loss from discontinued operations were $(4.6) million and $(48.2) million or $(0.07) and $(0.74) per share, respectively.

•	Q4 2009 non-GAAP net loss was $(11.8) million or $(0.18) per share and fiscal 2009 non-GAAP net income of $10.2 million or $0.16 per share.

•	Total cash was approximately $184 million as of March 31, 2009 (before the cash from the sale of the storage business).

•	On April 21, 2009 AMCC completed the sale of its 3ware storage adapter solutions business for $20 million in cash.

•	In Q4 2009, AMCC announced a reduction in force impacting slightly over 100 people that will result in anticipated annual savings of $14 to $16 million (this does not include the divestiture of the storage business).

•	AMCC announced the introduction of the Yahara family of 10GbE Framer/Mapper/PHY devices for multi-service transport platforms and Metro/Long Haul Optical networks.

Net revenues from continuing operations for the fourth quarter of fiscal 2009 were $41.0 million compared to $47.7 million in the third quarter of fiscal 2009, representing a sequential decline of 14% and a decline of 30% over the $58.6 million in net revenues reported in the fourth quarter of fiscal 2008. Revenues from continuing operations for the fiscal year ended March 31, 2009 were $214.2 million compared to $194.1 million for last year, a 10% increase.
The net loss on a generally accepted accounting principles (GAAP) basis for the fourth quarter of fiscal 2009 was $(27.4) million or $(0.42) per share. The fourth quarter GAAP net loss compares with a net loss of $(274.5) million or $(4.20) per share for the third quarter of fiscal 2009 and a net loss of $(86.3) million or $(1.33) per share for the fourth quarter of fiscal 2008. The GAAP net loss for fiscal 2009 was $(309.3) million or $(4.74) per share compared to $(115.1) million or $(1.70) per share for fiscal 2008. The losses for fiscal 2009 and 2008 included $264.1 million and $71.5 million, respectively, relating to the impairment write-down of goodwill.
Non-GAAP loss from continuing operations for the fourth quarter of fiscal 2009 was $(8.4) million or $(0.13) per share, compared to non-GAAP income from continuing operations of $3.3 million or $0.05 per share in the third quarter of fiscal 2009 and non-GAAP net income from continuing operations of $5.3 million or $0.08 per share for the fourth quarter of fiscal 2008. The non-GAAP net income from continuing operations for fiscal 2009 was $11.6 million or $0.18 per share compared to a non-GAAP loss from continuing operations of $(7.1) million or $(0.10) per share for fiscal 2008.
“The lower revenues were in line with our expectations given the overall depressed market conditions. The sale of our 3ware storage adapter business enables us to focus on our core strengths in the development of integrated circuits for energy-optimized packet-based networks. Given our solid product cycles and design-win pipeline combined with our strategic refocus, I am confident we will emerge from this downturn as a much stronger company.” said Kambiz Hooshmand, president and chief executive officer.
Bob Gargus, chief financial officer commented, “The fourth quarter was difficult, but with the divestiture and certain cost control measures that we have put in place, we are confident that it will enable us to optimally focus our resources on our core business sectors and give us a solid base to scale as revenues ramp back.”
AMCC reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, impairment of goodwill, strategic investment written off and gain on renegotiated design tool agreement, other than temporary impairment on investments, tax provision related to the creation of deferred tax liability relating to a prior asset purchase acquisition transaction, realized gain on sale of strategic equity investment, payroll tax on certain stock option exercises and expenses related to stock option investigation and other litigation. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the internal investigation and the defense of derivative lawsuits arising from the Company’s internal investigation and other litigation relates to an accrual made for a potential litigation settlement. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.
AMCC management will be holding a conference call today, April 30, 2009, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2009 and to provide guidance for the first quarter of fiscal 2010. You may access the conference call via any of the following:

Teleconference:	719-325-4830
Conference ID:	1494407
Web Broadcast:	http://investor.amcc.com/events.cfm
Replay:	719-457-0820 (available through May 5, 2009)
AMCC Overview
AMCC is a global leader in energy efficient sustainable solutions to Process, Transport, and Store information for the next generation of internet data center and carrier central office. As a leader in high speed signal processing, IP & Ethernet packet processing, and storage processing, AMCC’s patented innovations provide high value highly integrated Systems On a Chip (SoCs) for Telecom, Enterprise and Consumer Applications.
AMCC’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. We maintain a web site to which we regularly post copies of our press releases, our filings with the Securities and Exchange Commission and additional information about us. Interested persons can also subscribe on our web site to email alerts or RSS feeds. Please visit www.amcc.com.
This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.
-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,	March 31,
	2009	2008
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$184,009	$142,889
Accounts receivable, net	17,537	28,800
Inventories	26,598	30,293
Other current assets	8,871	11,097
Assets of discontinued operations	8,558	8,678

Total current assets	245,573	221,757
Marketable securities	—	51,919
Property and equipment, net	25,749	25,233
Goodwill	—	264,130
Purchased intangibles	32,965	56,025
Other assets	20,323	13,783

Total assets	$324,610	$632,847

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$16,715	$25,518
Other current liabilities	23,925	22,659

Total current liabilities	40,640	48,177
Deferred tax liability	—	3,958
Stockholders’ equity	283,970	580,712

Total liabilities and stockholders’ equity	$324,610	$632,847

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2009	2008	2008	2009	2008

Net revenues	$41,001	$47,726	$58,557	$214,216	$194,115
Cost of revenues	21,842	22,226	28,874	101,070	98,756

Gross profit	19,159	25,500	29,683	113,146	95,359
Operating expenses:
Research and development	24,202	18,625	19,916	84,687	86,117
Selling, general and administrative	11,151	11,315	13,095	50,097	52,037
Amortization of purchased intangibles	1,005	1,005	1,005	4,020	4,061
Impairment of goodwill	—	222,972	—	222,972	—
Restructuring charges, net	7,717	1,024	1,489	8,623	2,958
Litigation settlement	—	—	1,125	130	1,125
Option investigation related expenses, net	(4)	(79)	1,363	80	1,072

Total operating expenses	44,071	254,862	37,993	370,609	147,370

Operating loss	(24,912)	(229,362)	(8,310)	(257,463)	(52,011)
Interest and other (expense) income, net	1,693	(7,397)	(1,551)	(7,581)	10,579

Loss from continuing operations, before income taxes	(23,219)	(236,759)	(9,861)	(265,044)	(41,432)
Income tax expense (benefit)	(455)	(4,396)	4,135	(3,946)	3,773

Loss from continuing operations	(22,764)	(232,363)	(13,996)	(261,098)	(45,205)
Loss from discontinued operations, net of tax (a)	(4,622)	(42,097)	(72,313)	(48,235)	(69,916)

Net loss	$(27,386)	$(274,460)	$(86,309)	$(309,333)	$(115,121)

Basic and diluted loss per share:
Loss per share from continuing operations	$(0.35)	$(3.55)	$(0.22)	$(4.00)	$(0.67)
Loss per share from discontinued operations	(0.07)	(0.65)	(1.11)	(0.74)	(1.03)

Net loss per share	$(0.42)	$(4.20)	$(1.33)	$(4.74)	$(1.70)

Shares used in calculating basic and diluted loss per share	65,703	65,366	64,886	65,271	67,775

(a)	The following table provides information on the components of the loss from discontinued operations for the periods presented :
Components of discontinued operations

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2009	2008	2008	2009	2008
Net revenues	$4,508	$9,839	$12,977	$39,849	$52,031
Cost of revenues	4,071	5,537	7,657	24,437	27,912

Gross profit	437	4,302	5,320	15,412	24,119
Operating expenses:
Research and development	2,758	2,630	2,976	11,470	11,433
Selling, general and administrative	2,142	2,103	2,774	9,561	9,870
Amortization of purchased intangibles	315	315	315	1,260	1,260
Impairment of goodwill	—	41,158	71,494	41,158	71,494
Restructuring charges, net	—	126	27	126	27

Total operating expenses	5,215	46,332	77,586	63,575	94,084

Loss from discontinued operations, before income taxes	(4,778)	(42,030)	(72,266)	(48,163)	(69,965)
Income tax expense (benefit)	(156)	67	47	72	(49)

Loss from discontinued operations, net of tax	$(4,622)	$(42,097)	$(72,313)	$(48,235)	$(69,916)

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS) FOR CONTINUING AND DISCONTINUED OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2009	2008	2008	2009	2008

GAAP loss — from continuing operations	$(22,764)	$(232,363)	$(13,996)	$(261,098)	$(45,205)
Adjustments:
Stock-based compensation charges	2,076	1,547	2,691	9,185	10,056
Amortization of purchased intangibles	4,588	4,588	4,863	18,900	19,601
Impairment of goodwill	—	222,972	—	222,972	—
Restructuring charges, net	7,717	1,024	1,489	8,623	2,958
Impairment of strategic investment	—	—	3,000	—	3,000
Other than temporary investment impairment	203	10,104	836	17,144	1,682
Gain on renegotiated design tool agreement	—	—	—	—	(749)
Realized gain on sale of strategic equity investment	—	—	—	—	(4,649)
Payroll taxes on certain stock option exercises	—	—	—	—	3
Litigation settlement	—	—	1,125	130	1,125
Option investigation related expenses, net	(4)	(79)	1,363	80	1,072
Income tax adjustments	(196)	(4,498)	3,970	(4,306)	3,993

Total GAAP to non-GAAP adjustments — continuing operations	14,384	235,658	19,337	272,728	38,092

Non-GAAP income (loss) — continuing operations	$(8,380)	$3,295	$5,341	$11,630	$(7,113)

Diluted income (loss) per share — continuing operations	$(0.13)	$0.05	$0.08	$0.18	$(0.10)

Shares used in calculating diluted income (loss) per share	65,703	65,531	65,039	65,480	67,775

Income (loss) per share — continuing operations:
GAAP loss per share — continuing operations	$(0.35)	$(3.55)	$(0.22)	$(4.00)	$(0.67)
GAAP to non-GAAP adjustments	0.22	3.60	0.30	4.18	0.57

Non-GAAP income (loss) per share — continuing operations	$(0.13)	$0.05	$0.08	$0.18	$(0.10)

Reconciliation of shares used in calculating the non-GAAP income per share:
Shares used in calculating the basic and diluted income (loss) per share	65,703	65,366	64,886	65,271	67,775
Adjustment for dilutive securities	—	165	153	209	—

Non-GAAP shares used in the EPS calculation	65,703	65,531	65,039	65,480	67,775

Discontinued operations

GAAP loss from discontinued operations	$(4,622)	$(42,097)	$(72,313)	$(48,235)	$(69,916)
Adjustments:
Stock-based compensation charges	197	358	387	1,198	1,251
Amortization of purchased intangibles	1,040	1,040	1,040	4,160	4,160
Impairment of goodwill	—	41,158	71,494	41,158	71,494
Restructuring charges, net	—	126	27	126	27
Impairment of strategic investment
Income tax adjustments	(50)	47	27	118	(258)

Total GAAP to non-GAAP adjustments — discontinued operations	1,187	42,729	72,975	46,760	76,674

Non-GAAP income (loss) — discontinued operations	$(3,435)	$632	$662	(1,475)	$6,758

Income (loss) per share — discontinued operations:
GAAP income (loss) per share — discontinued operations	$(0.07)	$(0.64)	$(1.11)	$(0.74)	$(1.03)
GAAP to non-GAAP adjustments	0.02	0.65	1.12	0.72	1.13

Non-GAAP income (loss) per share — discontinued operations	$(0.05)	$0.01	$0.01	$(0.02)	$0.10

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE
(in thousands)
(unaudited)
The following schedule reconciles certain GAAP financial measures to their corresponding non-GAAP financial measure

	Three Months Ended			Year Ended
	March 31,	December 31,	March 31,	March 31,	March 31,
	2009	2008	2008	2009	2008
GROSS PROFIT:
GAAP gross profit	$19,159	$25,500	$29,683	$113,146	$95,359
Gross profit from discontinued operations	437	4,302	5,320	15,412	24,119
Amortization of purchased intangibles	4,308	4,308	4,583	17,780	18,440
Stock-based compensation expense	61	91	135	548	671

Non-GAAP gross profit — consolidated operations	$23,965	$34,201	$39,721	$146,886	$138,589

OPERATING EXPENSES:
GAAP operating expenses	$44,071	$254,862	$37,993	$370,609	$147,370
Operating expenses from discontinued operations	5,215	46,332	77,586	63,575	94,084
Stock-based compensation expense	(2,212)	(1,814)	(2,943)	(9,835)	(10,636)
Amortization of purchased intangibles	(1,320)	(1,320)	(1,320)	(5,280)	(5,321)
Impairment of goodwill	—	(264,130)	(71,494)	(264,130)	(71,494)
Restructuring charges, net	(7,717)	(1,150)	(1,516)	(8,749)	(2,985)
Gain on renegotiated design tool agreement	—	—	—	—	749
Payroll taxes on certain stock option exercises	—	—	—	—	(3)
Litigation settlement	—	—	(1,125)	(130)	(1,125)
Option investigation related expenses, net	4	79	(1,363)	(80)	(1,072)

Non-GAAP operating expenses — consolidated operations	$38,041	$32,859	$35,818	$145,980	$149,567

INTEREST AND OTHER INCOME, NET
GAAP interest and other income (expense), net	$1,693	$(7,397)	$(1,551)	$(7,581)	$10,579
Realized gain on sale of strategic equity investments	—	—	—	—	(4,649)
Impairment of strategic investment	—	—	3,000	—	3,000
Other than temporary investment impairment	203	10,104	836	17,144	1,682

Non-GAAP interest and other income, net — consolidated operations	$1,896	$2,707	$2,285	$9,563	$10,612

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(455)	$(4,396)	$4,135	$(3,946)	$3,773
Income tax expense (benefit) from discontinued operations	(156)	67	47	72	(49)
Income tax adjustments	246	4,450	(3,996)	4,188	(3,735)

Non-GAAP income tax expense (benefit) — consolidated operations	$(365)	$121	$186	$314	$(11)

RESEARCH AND DEVELOPMENT
GAAP research and development	$24,202	$18,625	$19,916	$84,687	$86,117
Research and development from discontinued operations	2,758	2,630	2,976	11,470	11,433
Stock-based compensation expense	(853)	(1,244)	(1,349)	(4,532)	(4,797)
Gain on renegotiated design tool agreement	—	—	—	—	749
Payroll taxes on certain stock option exercises	—	—	—	—	(2)

Non-GAAP research and development — consolidated operations	$26,107	$20,011	$21,543	$91,625	$93,500

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$11,151	$11,315	$13,095	$50,097	$52,037
Selling, general and administrative expenses from discontinued operations	2,142	2,103	2,774	9,561	9,870
Stock-based compensation expense	(1,359)	(570)	(1,594)	(5,303)	(5,839)
Payroll taxes on certain stock option exercises	—	—	—	—	(1)

Non-GAAP selling, general and administrative — consolidated operations	$11,934	$12,848	$14,275	$54,355	$56,067

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Year Ended March 31,
	2009	2008

Operating activities:
Net loss	$(309,333)	$(115,121)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities
Depreciation	6,862	6,542
Amortization of purchased intangibles	23,060	23,762
Impairment of goodwill	264,130	71,494
Stock-based compensation expense:
Stock options	5,309	9,350
Restricted stock units	5,222	1,957
Non-cash restructuring charges	1,088	316
Litigation settlement	—	1,125
Net gain on sale of strategic equity investment	—	(4,649)
Impairment of strategic investment	—	3,000
Impairment of short-term investments and marketable securities	17,144	1,682
Net loss on disposal of property	48	23
Changes in operating assets and liabilities:
Accounts receivable	11,263	3,758
Inventories	3,414	(6,680)
Other assets	(4,141)	2,282
Accounts payable	(8,803)	(1,375)
Accrued payroll and other accrued liabilities	597	(7,103)
Deferred taxes	(3,957)	3,957
Deferred revenue	668	(476)

Net cash provided by (used for) operating activities	12,571	(6,156)

Investing activities:
Proceeds from sales and maturities investments	1,117,424	623,619
Purchases of investments	(1,068,205)	(550,137)
Purchase of strategic investments	—	(5,000)
Net proceeds from the sale of strategic equity investment	—	5,249
Purchase of property, equipment and other assets	(7,259)	(7,021)
Proceeds from sale of property, equipment and other assets	—	1,646
Net cash paid for acquisitions	—	232

Net cash provided by investing activities	41,960	68,588

Financing activities:
Proceeds from issuance of common stock	2,448	6,431
Repurchase of Company stock	—	(56,950)
Funding of structured stock repurchase agreements	—	(41,830)
Funds received from structured stock repurchase agreements including gains	—	21,112
Other	(331)	(101)

Net cash provided by (used for) financing activities	2,117	(71,338)

Net increase (decrease) in cash and cash equivalents	56,648	(8,906)
Cash and cash equivalents at beginning of the period	42,689	51,595

Cash and cash equivalents at end of the period	$99,337	$42,689